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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of our report dated September 27, 1996 included in Synetic, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 1996, and to all references to our Firm in this Amendment No. 1 to Registration Statement.


                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP


New York, New York
February 6, 1997